UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
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LAKELAND FINANCIAL CORPORATION
(Name of Registrant as Specified in its Charter)
_______________________________________________
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                    *** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 14, 2020

LAKELAND FINANCIAL CORPORATION
                                                       Meeting Information
           Meeting Type: Annual Meeting
            For holders as of: February 24, 2020

                                                 Date: April 14, 2020              Time: 4:30 PM EDT
                  Location: The Embassy Theatre
                                      125 West Jefferson Blvd.
                                          Fort Wayne, Indiana 46802

Lakeland Financial Corp. Attn: Kristin Pruitt

202 East Center Street

PO Box 1387

Warsaw, IN 46581

                                                       You are receiving this communication because you hold
                                                           shares in the above named company.

                                                   This is not a ballot. You cannot use this notice to vote
                                               these shares. This communication presents only an
                                                       overview of the more complete proxy materials that are
                                                         available to you on the Internet. You may view the proxy
                                                       materials online at www.proxyvote.com or easily request
                a paper copy (see reverse side).

                                                             We encourage you to access and review all of the important information contained in the proxy materials before voting.

                                      See the reverse side of this notice to obtain
                                  proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement    2. Annual Report     3. Form 10-K
How to View Online:

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Voting items

The Board of Directors recommends you vote FOR the following:

1.  ELECTION OF DIRECTORS:

     Nominees

1a. Blake W. Augsburger

1b. Robert E. Bartels, Jr.

1c. Darrianne P. Christian

1d. Daniel F. Evans, Jr.

1e. David M. Findlay

1f. Thomas A. Hiatt

1g. Michael L. Kubacki

1h. Emily E. Pichon

1i. Steven D. Ross

1j. Brian J. Smith

1k. Bradley J. Toothaker

1l. Ronald D. Truex

1m. M. Scott Welch

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2.	APPROVAL of an amendment to the Company's Amended and Restated Articles of Incorporation, which will grant our shareholders the right to amend the Bylaws of the Company.

3.	APPROVAL, by non-binding vote, of the Company's compensation of certain executive officers.

4.	RATIFY THE APPOINTMENT OF CROWE LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020.

NOTE: In accordance with their discretion upon all other matters that may properly come before said meeting and any adjournments or postponements of the meeting.